MAXUS INCOME FUND
                               MAXUS EQUITY FUND
                              MAXUS LAUREATE FUND
                           MAXUS OHIO HEARTLAND FUND
                          MAXUS AGGRESSIVE VALUE FUND

                                INVESTOR SHARES
                              INSTITUTIONAL SHARES

MAXUS INCOME FUND has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities.

MAXUS EQUITY FUND has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities.

MAXUS LAUREATE FUND has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This Fund pursues its objective by investing primarily in other mutual funds which invest on a global basis.

MAXUS OHIO HEARTLAND FUND has an investment objective of obtaining a high total return (a combination of income and capital appreciation). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio.

MAXUS AGGRESSIVE VALUE FUND has an investment objective of obtaining capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between $10,000,000 and $200,000,000.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                           PROSPECTUS/April 30, 2000

                               MAXUS INCOME FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

    The investment objective of Maxus Income Fund is to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities (such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities). Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

    Maxus Income Fund will alter the composition of its portfolio as economic and market trends change. The Adviser will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. Maxus Income Fund may invest in debt securities of any maturity.

    In selecting corporate debt securities for Maxus Income Fund the Adviser intends to invest principally in securities rated BBB or better by Standard & Poor's Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Adviser to be sound. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's Corporation and/or (ii) unrated securities which, in the opinion of the Adviser, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics. Please refer to Appendix A of this Prospectus for a description of these ratings.

    In selecting closed-end funds for Maxus Income Fund, the Adviser will invest in closed-end funds which, in choosing corporate debt securities in which they invest, adhere to ratings criteria no less strict than those followed by Maxus Income Fund in selecting its direct investments in corporate debt securities. Such closed-end funds may invest in debt securities of United States or foreign issuers.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Income Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Debt Securities Risks. The Fund's portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

    - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may decrease during periods of rising interest rates.

    - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

    - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

    Closed-End Funds. The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses.

Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

    In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above in "Debt Securities Risks".

    Also, certain of the closed-end funds in which Maxus Income Fund invests may invest part or all of their assets in debt securities of foreign issuers. Such investments involve the following additional risks:

    - Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss.

    - There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Income Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                               MAXUS INCOME FUND
                                INVESTOR SHARES
                                    [GRAPH]

1990                                                                              1.70%
1991                                                                             19.30%
1992                                                                              7.90%
1993                                                                              8.70%
1994                                                                             -4.50%
1995                                                                             16.40%
1996                                                                              9.20%
1997                                                                             11.50%
1998                                                                              3.50%
1999                                                                             -5.70%

    During the 10-year period shown in the bar chart, the highest return for a quarter was 7.79% (quarter ending March 31, 1991) and the lowest return for a quarter was -4.56% (quarter ending December 31, 1999).

       AVERAGE ANNUAL TOTAL RETURNS           PAST       PAST        PAST
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  ONE YEAR    5 YEARS    10 YEARS
- ------------------------------------------  --------    -------    --------
Maxus Income Fund.......................     -5.72%      6.72%       6.53%
Ryan Labs Treasury Index*...............     -6.21%      6.86%       6.90%
Lehman Intermediate Corporate Index**...      0.16%      7.77%       7.89%

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 * The Ryan Labs Treasury Index is an equal weighted index of all Treasuries having maturities longer than one year.

** The Lehman Intermediate Corporate Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

                               MAXUS EQUITY FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN STRATEGIES

    The investment objective of Maxus Equity Fund is to obtain a total return, a combination of capital appreciation and income. This Fund pursues this objective by investing primarily in equity securities of both smaller and larger companies. Under normal circumstances at least 65% of the Fund's total assets will consist of equity securities. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Equity Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While Maxus Equity Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Equity Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                               MAXUS EQUITY FUND
                                INVESTOR SHARES
                                    [GRAPH]

1990                                                                            -10.80%
1991                                                                             36.40%
1992                                                                             13.60%
1993                                                                             24.50%
1994                                                                              0.60%
1995                                                                             22.40%
1996                                                                             19.10%
1997                                                                             28.20%
1998                                                                             -8.70%
1999                                                                             12.90%

    During the 10-year period shown in the bar chart, the highest return for a quarter was 27.03% (quarter ending March 31, 1991) and the lowest return for a quarter was -21.06% (quarter ending September 30, 1998).

       AVERAGE ANNUAL TOTAL RETURNS           PAST       PAST        PAST
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  ONE YEAR    5 YEARS    10 YEARS
- ------------------------------------------  --------    -------    --------
Maxus Equity Fund.......................     12.93%      14.02%     12.80%
Lipper Multicap Value Index*............      5.94%      17.82%     13.03%
Value Line Arithmetic Index**...........     10.56%      17.78%     13.46%

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 * The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges.

** The Value Line Arithmetic Index is an equal weighted index of the more than 1,700 stocks followed by Value Line Publishing, Inc.

                              MAXUS LAUREATE FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGY

    The investment objective at Maxus Laureate Fund is to achieve a high total return, a combination of capital appreciation and income, consistent with reasonable risk. The Fund pursues this objective by investing primarily in other mutual funds which invest on a global basis. The Fund will structure its portfolio of mutual funds by (1) identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs. growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

    The Fund may also seek to achieve its objective by investing in mutual funds whose investment objectives are to provide investment results which either (i) generally correspond to the performance of a recognized stock price index ("index funds"), (ii) generally correspond to a specified multiple of (for example, two times) the performance of a recognized stock price index ("leveraged index funds"),

(iii) generally correspond to the inverse (opposite) of the performance of a recognized stock price index ("bear funds") or (iv) generally correspond to a specified multiple of the inverse (opposite) of the performance of a recognized stock price index ("leveraged bear funds").

    The Fund may invest in index funds and/or leveraged index funds when the Adviser believes that equity prices in general are likely to rise in the near term. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated. The Fund may invest in bear funds and/or leveraged bear funds when the Adviser believes that equity prices in general are likely to decline in the near term. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek to profit from anticipated decreases in the indexes to which such funds generally are inversely correlated.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

    Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. Although the Fund invests exclusively in underlying funds that do not charge front-end or deferred sales loads, a sub-custodian of the Fund does impose a small transaction charge for each purchase or sale of underlying fund shares. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover will result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.

MAIN RISKS

    Volatility. The value of securities in Maxus Laureate Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Foreign Exposure. Many of the underlying funds in which this Fund invests have substantial investments in foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Fund's share price will decline.

    Index and Leveraged Index Funds. The Fund may invest in "index funds" or "leveraged index funds." If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

    Bear and Leveraged Bear Funds. The Fund may also invest in "bear funds" or "leveraged bear funds." If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

    Duplication of Expenses. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

    Industry Concentration. Through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Laureate Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                              MAXUS LAUREATE FUND
                                INVESTOR SHARES
                                    [GRAPH]

1994                                                                              -3.4%
1995                                                                              14.4%
1996                                                                              21.0%
1997                                                                               5.5%
1998                                                                              35.1%
1999                                                                              50.6%



    During the 6-year period shown in the bar chart, the highest return for a quarter was 27.10% (quarter ending December 31, 1999) and the lowest return for a quarter was -7.60% (quarter ending December 31, 1997).

       AVERAGE ANNUAL TOTAL RETURNS           PAST      PAST        SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)  ONE YEAR   5 YEARS    INCEPTION
- ------------------------------------------  --------   -------    ---------
Maxus Laureate Fund.....................     50.58%    25.36%      18.61%
Morgan Stanley Capital
  International World Index*............     24.94%    19.76%      16.65%

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* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

                           MAXUS OHIO HEARTLAND FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

    The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of income and capital appreciation). The Fund pursues this objective primarily by investing in equity securities of companies headquartered in the State of Ohio. Under normal circumstances the Fund will invest at least 65% of its total assets in such securities. Equity securities consist of common stock and securities convertible into common stock. In selecting such companies, the Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments.

    While investments may be made in all types and sizes of companies headquartered in Ohio, the primary focus of this Fund will be to invest in companies having annual revenues or a market capitalization of less than $5 billion, many of which may be traded in the over-the-counter market. However, the Fund will generally not invest in companies having annual revenues less than $25,000,000.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Ohio Heartland Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Geographic Concentration. Since this Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political or regulatory risk which may become associated with the State. For example, if adverse tax laws uniquely affecting Ohio-based companies were passed, such a development could have an adverse effect upon this Fund. This Fund also is subject to the additional risk that at certain times only a limited number of securities meeting the Fund's investment criteria may be available.

    Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. While Maxus Ohio Heartland Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Ohio Heartland Fund by showing changes in the Fund's performance over the life of the Fund and by showing how the Fund's average annual returns for the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                           MAXUS OHIO HEARTLAND FUND
                                INVESTOR SHARES
                                    [GRAPH]

1999                                                                              -11.0%

    During the one year period shown in the bar chart, the highest return for a quarter was 15.69% (quarter ending June 30, 1999) and the lowest return for a quarter was -12.12% (quarter ending September 30, 1999).

             AVERAGE ANNUAL TOTAL RETURNS                    PAST
      (FOR THE PERIODS ENDING DECEMBER 31, 1999)           ONE YEAR
      ------------------------------------------           --------
Maxus Ohio Heartland Fund..............................    -11.03%
Russell 2000 Index*....................................     20.89%

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* The Russell 2000 Index is a market capitalization weighted index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.

                          MAXUS AGGRESSIVE VALUE FUND
                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

    The investment objectives of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between

$10,000,000 and $200,000,000. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

    As a result of its focus on smaller companies and its intent to take short-term positions in certain equity securities, this Fund may be considered to be more "aggressive" than other mutual funds having a "value" style of investing.

    When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

MAIN RISKS

    Volatility. The value of securities in Maxus Aggressive Value Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

    Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

BAR CHART AND PERFORMANCE TABLE

    The bar chart and table shown below provide an indication of the risks of investing in Maxus Laureate Fund by showing changes in the Fund's performance over the life of the Fund and by showing how the Fund's average annual returns for the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          MAXUS AGGRESSIVE VALUE FUND
                                INVESTOR SHARES
                                    [GRAPH]

1999                                                                             21.2%

    During the one year period shown in the bar chart, the highest return for a quarter was 21.19% (quarter ending June 30, 1999) and the lowest return for a quarter was -8.82% (quarter ending September 30, 1999).

              AVERAGE ANNUAL TOTAL RETURNS                    PAST
       (FOR THE PERIODS ENDING DECEMBER 31, 1999)           ONE YEAR
       ------------------------------------------           --------
Maxus Aggressive Value Fund.............................     21.19%
Lipper Small Cap Value Index*...........................      1.32%

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* The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

                         FEES AND EXPENSES OF THE FUNDS

    This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

    Annual Fund Operating Expenses (expenses that are deducted from Fund).

                                                                                         MAXUS                    MAXUS OHIO
                             MAXUS INCOME FUND          MAXUS EQUITY FUND            LAUREATE FUND*             HEARTLAND FUND
                          ------------------------   ------------------------   ------------------------   ------------------------
                          INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL
                           CLASS         CLASS        CLASS         CLASS        CLASS         CLASS        CLASS         CLASS
                          --------   -------------   --------   -------------   --------   -------------   --------   -------------
Management Fees.........    1.00%        1.00%         1.00%        1.00%         1.00%        1.00%         1.00%        1.00%
Distribution and/or
  Service (12b-1)
  Fees..................    0.50%        0.00%         0.50%        0.00%         0.50%        0.00%         0.50%        0.00%
Other Expenses..........    0.41%        0.41%         0.33%        0.33%         0.42%        0.42%         1.38%        1.38%
Total Annual Fund
  Operating Expenses....    1.91%        1.41%         1.83%        1.33%         1.92%        1.42%         2.88%        2.38%

                              MAXUS AGGRESSIVE
                                 VALUE FUND
                          ------------------------
                          INVESTOR   INSTITUTIONAL
                           CLASS         CLASS
                          --------   -------------
Management Fees.........    1.00%        1.00%
Distribution and/or
  Service (12b-1)
  Fees..................    0.50%        0.00%
Other Expenses..........    0.60%        0.60%
Total Annual Fund
  Operating Expenses....    2.10%        1.60%

* Expenses shown do not include expenses of the underlying funds in which Maxus Laureate Fund invests.

    A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $20.00 as of the date of this Prospectus (subject to change without notice).

    EXAMPLES: THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

    THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Investor Shares
Maxus Income Fund.....................   $194     $600     $1,032     $2,233
Maxus Equity Fund.....................   $186     $576     $  990     $2,148
Maxus Laureate Fund...................   $195     $603     $1,037     $2,243
Maxus Ohio Heartland Fund.............   $291     $892     $1,518     $3,204
Maxus Aggressive Value Fund...........   $213     $658     $1,129     $2,431
Institutional Shares
Maxus Income Fund.....................   $144     $446     $  771     $1,691
Maxus Equity Fund.....................   $135     $421     $  729     $1,601
Maxus Laureate Fund...................   $145     $449     $  776     $1,702
Maxus Ohio Heartland Fund.............   $241     $742     $1,270     $2,716
Maxus Aggressive Value Fund...........   $163     $505     $  871     $1,900

                             HOW TO PURCHASE SHARES

    By this Prospectus, each Fund is offering Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

INVESTOR SHARES

    Investor Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an Investor Shares account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of each Fund.

INSTITUTIONAL SHARES

    Institutional Shares may be purchased without a sales charge by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit or retirement plan accounts or other qualified accounts, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Funds or of the Adviser or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals. These requirements for the purchase of Institutional Shares may be waived in the sole discretion of the Funds.

    A minimum initial investment of $1,000,000 is required to open an Institutional Shares account with subsequent minimum investments of $10,000. Investment minimums may be waived at the discretion of each Fund.

SHAREHOLDERS' ACCOUNTS

    When a shareholder invests in a Fund, Mutual Shareholder Services ("Mutual Shareholder Services"), the Transfer Agent for each Fund, will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

INITIAL PURCHASE

The initial purchase may be made by check or by wire in the following manner:

BY CHECK. The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund, mailed to: Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114.

BY WIRE. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to:
Firstar, N.A. Cinti/Trust, ABA #0420-0001-3, F/F/C Account No. 19-6201 Maxus Mutual Funds DDA 483617213 (Firstar Trust). Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at (216) 736-3500. The investor's bank may charge a fee for the wire transfer of funds.

SUBSEQUENT PURCHASES

Investors may make additional purchases in the following manner:

BY CHECK. Checks made payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, OH 44114.

BY WIRE. Funds may be wired by following the previously discussed wire instructions for an initial purchase.

BY TELEPHONE. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in a Fund on the preceding day for which payment has been received, by telephoning Mutual Shareholder Services, at (216) 736-3500 and identifying their account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

SYSTEMATIC INVESTMENT PLAN

    The Systematic Investment Plan permits investors to purchase shares of any Fund at monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call Mutual Shareholder Services at (216) 736-3500 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

PRICE OF SHARES

    The price paid for shares of a certain class of a Fund is the net asset value per share of such class of such Fund next determined after receipt by the Transfer Agent of your investment in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of each Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in such Fund's investments to affect materially net asset value of its redeemable securities.

    The assets of the Funds (except Maxus Laureate Fund) are valued primarily on the basis of market quotations. The assets of Maxus Laureate Fund are valued primarily on the basis of the reported net asset values of the underlying mutual funds in which this Fund invests.

OTHER INFORMATION CONCERNING PURCHASE OF SHARES

    Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier's or certified check.

                              HOW TO REDEEM SHARES

    All shares of each class of each Fund offered for redemption will be redeemed at the net asset value per share of such class of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

REDEMPTION BY MAIL

    Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

    If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (216) 736-3500.

    You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. A Fund may in its discretion waive the signature guarantee in certain instances.

REDEMPTION BY TELEPHONE

    Shares may be redeemed by telephone by calling Mutual Shareholder Services at (216) 736-3500 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at (216) 687-1000. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

OTHER INFORMATION CONCERNING REDEMPTION

    A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

    Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, such Fund could be affected adversely by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

    Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000 in the case of Investor Shares or $1,000,000 in the case of Institutional Shares. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

                           SYSTEMATIC WITHDRAWAL PLAN

    Shareholders who own shares of a Fund valued at $15,000 or more may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Mutual Shareholder Services at (216) 736-3500.

                             INVESTMENT MANAGEMENT

THE INVESTMENT ADVISER

    Each Fund has retained as its investment adviser Maxus Asset Management Inc (the "Adviser"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, an investment management organization founded in 1976. The Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients.

    Subject to the supervision of each Fund's Board of Trustees, the Adviser manages each Fund's assets, including buying and selling portfolio securities. The Adviser also furnishes office space and certain administrative services to the Fund.

    During 1999, the Adviser received from each Fund as compensation for its services an annual fee of 1% of such Fund's net assets.

PORTFOLIO MANAGERS

    Richard A. Barone has been the portfolio manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund since the inception of each Fund. Mr. Barone has been President of the Adviser since 1976.

    Alan Miller has been the portfolio manager of Maxus Laureate Fund since January 1, 1995. Mr. Miller has been a portfolio manager with the Adviser since 1994.

    Denis J. Amato has been the portfolio manager of the Maxus Ohio Heartland Fund since its inception. Mr. Amato has been Chief Investment Officer of Gelfand Maxus Asset Management Inc., a subsidiary of RMI, since 1997. Previously, he was Managing Director of Gelfand Partners Asset Management since 1991.

RULE 12b-1 PLAN (INVESTOR SHARES ONLY)

    Each Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing and servicing fees to the Distributor for the sale, distribution and customer servicing of each Fund's Investor Shares. Such fees are payable at the annual rate of .50% of the average daily net assets of the Investor Shares of each Fund. Because Investor Shares pay marketing and servicing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and fees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

    In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

    If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

    Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

    Fund distributions may be both dividends and capital gains. Generally, distributions from Maxus Income Fund are expected to be primarily ordinary income dividends, while distributions from the other Funds are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

                              GENERAL INFORMATION

    Maxus Laureate Fund is not available to residents of the State of Montana.

    Shares of each Fund are offered exclusively by the Fund's Distributor, Maxus Securities Corp. an affiliate of the Adviser. The Distributor's address is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

    Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, is the custodian for each Fund's securities and cash. Mutual Shareholder Services (an affiliate of the Advisor), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is each Fund's Transfer, Redemption and Dividend Distributing Agent.

    McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

    McDonald, Hopkins, Burke & Haber Co., L.P.A., 2100 Bank One Center, 600 Superior Avenue E., Cleveland, Ohio 44114, is legal counsel to the Funds and to the Adviser.

                               MAXUS INCOME FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                       01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                          TO         TO         TO         TO         TO
   INVESTOR SHARES     12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
   ---------------     --------   --------   --------   --------   --------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 10.61    $ 11.31    $ 10.78    $ 10.54    $  9.73
Net Investment
  Income.............     0.86       0.72       0.67       0.70       0.72
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........    (1.43)     (0.33)      0.53       0.24       0.81
                       -------    -------    -------    -------    -------
Total From Investment
  Operations.........    (0.57)      0.39       1.20       0.94       1.53
Distributions
  Net Investment
    Income...........    (0.82)     (0.72)     (0.67)     (0.70)     (0.72)
  Capital Gains......       --      (0.37)        --         --         --
  Return of
    Capital..........       --         --         --         --         --
                       -------    -------    -------    -------    -------
Total
  Distributions......    (0.82)     (1.09)     (0.67)     (0.70)     (0.72)
                       -------    -------    -------    -------    -------
NET ASSET VALUE:
  End of Period......  $  9.22    $ 10.61    $ 11.31    $ 10.78    $ 10.54
                       =======    =======    =======    =======    =======
Total Return.........    (5.72%)     3.49%     11.47%      9.20%     16.15%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........   24,023     39,650     38,620     35,728     37,387
Ratio of Expenses to
  Average Net
  Assets.............     1.91%      1.87%      1.91%      1.92%      1.90%
Ratio of Net Income
  to Average Net
  Assets.............     7.87%      6.52%      6.08%      6.50%      7.01%
Portfolio Turnover
  Rate...............       51%        59%        70%        78%       121%

                       01/01/99   02/01/98**
                          TO          TO
INSTITUTIONAL SHARES   12/31/99    12/31/98
- --------------------   --------   ----------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 10.62      $ 11.31
Net Investment
  Income.............     0.87         0.33
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........    (1.43)       (0.50)
                       -------      -------
Total From Investment
  Operations.........    (0.56)       (0.17)
Distributions
  Net Investment
    Income...........    (0.83)       (0.33)
  Capital Gains......       --        (0.19)
  Return of
    Capital..........       --           --
                       -------      -------
Total
  Distributions......    (0.83)       (0.52)
                       -------      -------
NET ASSET VALUE:
  End of Period......  $  9.23      $ 10.62
                       =======      =======
Total Return.........    (5.61%)       3.54%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........    2,540          426
Ratio of Expenses to
  Average Net
  Assets.............     1.41%        1.37%*
Ratio of Net Income
  to Average Net
  Assets.............     8.37%        7.02%*
Portfolio Turnover
  Rate...............       51%          59%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                               MAXUS EQUITY FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                       01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                          TO         TO         TO         TO         TO
   INVESTOR SHARES     12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
   ---------------     --------   --------   --------   --------   ---------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 15.92    $ 18.23    $ 16.00     $14.57     $12.95
Net Investment
  Income.............     0.19       0.20       0.15       0.27       0.30
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........     1.86      (1.80)      4.33       2.50       2.60
                       -------    -------    -------     ------     ------
Total From Investment
  Operations.........     2.05      (1.60)      4.48       2.77       2.90
Distributions
  Net Investment
    Income...........    (0.23)     (0.20)     (0.15)     (0.27)     (0.27)
  Capital Gains......    (0.25)     (0.51)     (2.10)     (1.07)     (1.01)
  Return of
    Capital..........       --         --         --         --         --
                       -------    -------    -------     ------     ------
Total
  Distributions......    (0.48)     (0.71)     (2.25)     (1.34)     (1.28)
                       -------    -------    -------     ------     ------
NET ASSET VALUE:
  End of Period......  $ 17.49    $ 15.92    $ 18.23     $16.00     $14.57
                       =======    =======    =======     ======     ======
Total Return.........    12.93%     -8.74%     28.16%     19.13%     22.43%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........   39,885     53,279     55,637     38,765     31,576
Ratio of Expenses to
  Average Net
  Assets.............     1.83%      1.80%      1.87%      1.90%      1.96%
Ratio of Net Income
  to Average Net
  Assets.............     1.12%      1.15%      1.80%      1.71%      2.01%
Portfolio Turnover
  Rate...............       78%       118%        89%       111%       173%

                       01/01/99   02/01/98**
                          TO          TO
INSTITUTIONAL SHARES   12/31/99    12/31/98
- --------------------   --------   ----------
NET ASSET VALUE:
  Beginning of
    Period...........  $ 15.92      $ 15.92
Net Investment
  Income.............     0.25           --
Net Gains or Losses
  on Securities
  (realized and
  unrealized)........     1.86           --
                       -------      -------
Total From Investment
  Operations.........     2.11           --
Distributions Net
  Investment Income..    (0.26)          --
  Capital Gains......    (0.25)          --
  Return of
    Capital..........       --           --
                       -------      -------
Total
  Distributions......    (0.51)          --
                       -------      -------
NET ASSET VALUE:
  End of Period......  $ 17.52      $ 15.92
                       =======      =======
Total Return.........    13.26%        0.00%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands)........      546            0
Ratio of Expenses to
  Average Net
  Assets.............     1.33%        1.30%*
Ratio of Net Income
  to Average Net
  Assets.............     1.62%        1.65%*
Portfolio Turnover
  Rate...............       78%         118%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                              MAXUS LAUREATE FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                        01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                           TO         TO         TO         TO         TO
   INVESTOR SHARES      12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
   ---------------      --------   --------   --------   --------   --------
NET ASSET VALUE:
  Beginning of
    Period............   $13.29     $10.38     $10.82     $ 9.82     $ 9.62
Net Investment
  Income..............    (0.07)     (0.12)      0.52      (0.08)     (0.19)
Net Gains or Losses on
  Securities (realized
  and unrealized).....     6.78       3.76       0.07       2.14       1.57
                         ------     ------     ------     ------     ------
Total From Investment
  Operations..........     6.71       3.64       0.59       2.06       1.38
Distributions
  Net Investment
    Income............       --         --      (0.52)        --         --
  Capital Gains.......    (0.81)     (0.73)     (0.51)     (1.06)     (1.18)
  Return of Capital...       --         --         --         --         --
                         ------     ------     ------     ------     ------
Total Distributions...    (0.81)     (0.73)     (1.03)     (1.06)     (1.18)
                         ------     ------     ------     ------     ------
NET ASSET VALUE:
  End of Period.......   $19.19     $13.29     $10.38     $10.82     $ 9.82
                         ======     ======     ======     ======     ======
Total Return..........    50.58%     35.14%      5.49%     21.03%     14.41%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands).........   32,324      8,059      3,395      3,156      1,510
Ratio of Expenses to
  Average Net
  Assets..............     1.92%      2.63%      2.49%      3.92%      3.85%
Ratio of Net Income to
  Average Net
  Assets..............    -0.49%     -1.10%      4.19%     -0.73%     -1.69%
Portfolio Turnover
  Rate................     1172%      2792%      1511%      1267%      1377%

                        01/01/99   02/01/98**
                           TO          TO
 INSTITUTIONAL SHARES   12/31/99    12/31/98
 --------------------   --------   ----------
NET ASSET VALUE:
  Beginning of
    Period............   $13.30      $10.38
Net Investment
  Income..............     0.03       (0.11)
Net Gains or Losses on
  Securities (realized
  and unrealized).....     6.78        3.76
                         ------      ------
Total From Investment
  Operations..........     6.81        3.65
Distributions
  Net Investment
    Income............       --          --
  Capital Gains.......    (0.81)      (0.73)
  Return of Capital...       --          --
                         ------      ------
Total Distributions...    (0.81)      (0.73)
                         ------      ------
NET ASSET VALUE:
  End of Period.......   $19.30      $13.30
                         ======      ======
Total Return..........    51.29%      35.24%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets at End of
  Period
  (Thousands).........    1,230           9
Ratio of Expenses to
  Average Net
  Assets..............     1.42%       2.13%*
Ratio of Net Income to
  Average Net
  Assets..............     0.01%      -0.60%*
Portfolio Turnover
  Rate................     1172%       2792%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                           MAXUS OHIO HEARTLAND FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                 01/01/99   02/01/98**
                                                    TO          TO
                INVESTOR SHARES                  12/31/99    12/31/98
                ---------------                  --------   ----------
NET ASSET VALUE:
  Beginning of Period..........................  $   8.16    $  10.00
Net Investment Income..........................     (0.07)      (0.05)
Net Gains or Losses on Securities (realized and
  unrealized)..................................     (0.83)      (1.79)
                                                 --------    --------
Total From Investment Operations...............     (0.90)      (1.84)
Distributions
  Net Investment Income........................        --          --
  Capital Gains................................        --          --
  Return of Capital............................        --          --
                                                 --------    --------
Total Distributions............................        --          --
                                                 --------    --------
NET ASSET VALUE:
  End of Period................................  $   7.26    $   8.16
                                                 ========    ========
Total Return...................................    -11.03%     -18.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands)........     1,057       1,234
Ratio of Expenses to Average Net Assets........      2.88%       3.24%*
Ratio of Net Income to Average Net Assets......     -0.94%      -0.88%*
Portfolio Turnover Rate........................        33%          7%*

                                                 01/01/99   02/01/98**
                                                    TO          TO
             INSTITUTIONAL SHARES                12/31/99    12/31/98
             --------------------                --------   ----------
NET ASSET VALUE:
  Beginning of Period..........................  $   8.18    $  10.00
Net Investment Income..........................     (0.04)      (0.03)
Net Gains or Losses on Securities (realized and
  unrealized)..................................     (0.83)      (1.79)
                                                 --------    --------
Total From Investment Operations...............     (0.87)      (1.82)
Distributions
  Net Investment Income........................        --          --
  Capital Gains................................        --          --
  Return of Capital............................        --          --
                                                 --------    --------
Total Distributions............................        --          --
                                                 --------    --------
NET ASSET VALUE:
  End of Period................................  $   7.31    $   8.18
                                                 ========    ========
Total Return...................................    -10.64%     -18.20%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands)........       834         753
Ratio of Expenses to Average Net Assets........      2.38%       2.74%*
Ratio of Net Income to Average Net Assets......     -0.44%      -0.38%*
Portfolio Turnover Rate........................        33%          7%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                          MAXUS AGGRESSIVE VALUE FUND
                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                      01/01/99   02/01/98**
                                                         TO          TO
                  INVESTOR SHARES                     12/31/99    12/31/98
                  ---------------                     --------   ----------
NET ASSET VALUE:
  Beginning of Period...............................   $ 4.80      $  5.00
Net Investment Income...............................    (0.06)       (0.07)
Net Gains or Losses on Securities (realized and
  unrealized).......................................     1.08        (0.09)
                                                       ------      -------
Total From Investment Operations....................     1.02        (0.16)
Distributions
  Net Investment Income.............................       --           --
  Capital Gains.....................................    (0.24)       (0.04)
  Return of Capital.................................       --           --
                                                       ------      -------
Total Distributions.................................    (0.24)       (0.04)
                                                       ------      -------
NET ASSET VALUE:
  End of Period.....................................   $ 5.58      $  4.80
                                                       ======      =======
Total Return........................................    21.19%       -3.27%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands).............    9,128        3,159
Ratio of Expenses to Average Net Assets.............     2.10%        2.69%*
Ratio of Net Income to Average Net Assets...........    -0.82%       -1.33%*
Portfolio Turnover Rate.............................       96%         109%*

                                                     01/01/99    02/01/98**
                                                        TO           TO
               INSTITUTIONAL SHARES                 12/31/1999    12/31/98
               --------------------                 ----------   ----------
NET ASSET VALUE:
  Beginning of Period.............................    $ 4.82       $  5.00
Net Investment Income.............................     (0.04)        (0.05)
Net Gains or Losses on Securities (realized and
  unrealized).....................................      1.08         (0.09)
                                                      ------       -------
Total From Investment Operations..................      1.04         (0.14)
Distributions
  Net Investment Income...........................        --            --
  Capital Gains...................................     (0.24)        (0.04)
  Return of Capital...............................        --            --
                                                      ------       -------
Total Distributions...............................     (0.24)        (0.04)
                                                      ------       -------
NET ASSET VALUE:
  End of Period...................................    $ 5.62       $  4.82
                                                      ======       =======
Total Return......................................     21.60%        -2.87%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (Thousands)...........     3,283         1,156
Ratio of Expenses to Average Net Assets...........      1.60%         2.19%*
Ratio of Net Income to Average Net Assets.........     -0.32%        -0.83%*
Portfolio Turnover Rate...........................        96%          109%*

- ---------------

 * annualized
** commencement of operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                                   APPENDIX A
                          DESCRIPTION OF BOND RATINGS*

    AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

    BB, B, CCC AND CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

- ---------------

* As described by Standard & Poor's Corporation.

                    TABLE OF CONTENTS
                    -----------------
RISK/RETURN SUMMARY.......................................         2
HOW TO PURCHASE SHARES....................................        19
HOW TO REDEEM SHARES......................................        23
SYSTEMATIC WITHDRAWAL PLAN................................        25
INVESTMENT MANAGEMENT.....................................        26
DIVIDENDS, DISTRIBUTIONS AND TAXES........................        27
GENERAL INFORMATION.......................................        28
FINANCIAL HIGHLIGHTS......................................        29
APPENDIX A................................................        39

    A Statement of Additional Information (SAI) dated April 30, 2000, is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at 1-800-44-MAXUS.

    Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about each Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.
                   The Maxus Funds
                   The Tower at Erieview, 36th Floor
                   1301 East Ninth Street
                   Cleveland, Ohio 44114
                   (216) 687-1000


Investment Company Act File Nos:                              Income Fund:               811-4144
                                                              Equity Fund:               811-5865
                                                              Laureate Fund:             811-7516
                                                              Ohio Heartland and
                                                              Aggressive Value Funds:    811-8499

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2000

                                MAXUS INCOME FUND
                        The Tower at Erieview, 36th Floor
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                                 (216) 687-1000


         Maxus Income Fund (the "Fund") is a diversified, open-end management investment company with an investment objective of obtaining the highest total return, a combination of capital appreciation and income, consistent with reasonable risk. This Statement of Additional Information is not a prospectus. A copy of the Fund's prospectus can be obtained from the Fund's distributor, Maxus Securities Corp, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, telephone number (216) 687-1000.

         The date of this Statement of Additional Information and of the prospectus to which it relates is April 30, 2000.



                                TABLE OF CONTENTS
                                -----------------

CAPTION                                             PAGE     LOCATION IN PROSPECTUS
- -------                                             ----     ----------------------
Fund History                                         3       Not Applicable

Investments and Risks                                3       Maxus Income Fund - Risk/Return Summary


Management of the Fund                               7       Investment Management

Ownership of Shares                                  9       Not Applicable

Investment Advisory and Other Services               9       Investment Management

Capital Stock and Other Securities                  12       Not Applicable

Purchase, Redemption and Pricing                    13       How to Purchase Shares/
                                                             How to Redeem Shares

Taxation of Fund                                    13       Dividends, Distributions and Taxes

Distributor                                         14       Investment Management

Performance Data                                    14       Not Applicable

Financial Statements                                17       Maxus Income Fund - Financial Highlights

                                  FUND HISTORY

         Maxus Income Fund (the "Fund") was organized as a Trust under the laws of the State of Ohio pursuant to a Declaration of Trust dated October 31, 1984.


                              INVESTMENTS AND RISKS

CLASSIFICATION

         The Fund is a diversified, open-end management investment company.

INVESTMENT STRATEGIES AND RISKS


         The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Maxus Income Fund - Risk/Return Summary."

         Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

         EQUITY SECURITIES. The Fund may invest in equity securities, including common stock, preferred stock, convertible preferred stock and convertible bonds. In selecting equity securities for the Fund, the Adviser will utilize both fundamental research and technical analysis to identify securities whose downside risk appears small relative to the potential for capital appreciation. In doing so this Fund anticipates that the majority of its equity investments will be made in convertible bonds and convertible preferred stock, since these securities generally have a higher yield and a lesser risk of capital depreciation than the common stocks into which they are convertible. While these securities will generally be chosen for their ability to pay dividends, there can be no assurance that the dividends will be continued. Also, individual market values of these securities will fluctuate based on individual corporate developments as well as general economic conditions. As a result of these factors, the share price of the Fund could decline to the extent that the Fund is invested in such equity securities.

         OPTIONS. The Fund may invest up to 5% of its assets in put and call options which trade on securities exchanges. Such options may be on individual securities or on indexes. A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price. If the market value of the underlying security or index declines, the value of the put option would be expected to rise. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund.

         A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price. If the market value of the underlying security or index rises, the value of the call option would also be expected to rise. If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund.

         CLOSED-END FUNDS. The Fund may invest in closed-end investment companies (also known as "closed-end funds"). Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such common shares. The Funds purchase common shares of closed-end funds which trade at a market discount and which the

Adviser believes presents the opportunity for capital appreciation or increased income due in part to such market discount.

         However, there can be no assurance that the market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

         The Fund will structure its investments in the securities of closed-end funds to comply with applicable provisions of the Investment Company Act of 1940 (the "Act"). The presently applicable provisions require that (i) the Fund and affiliated person of such Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) the Fund not offer its shares at a public offering price that includes a sales load of more than 1 1/2% and (iii) the Fund either seek instructions from its shareholders, with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and vote such proxies with respect to its investment in the securities of closed-end funds and vote such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of such securities. The Fund intends to vote the shares of any closed-end fund held by it in the same proportion as the vote of all other holders of such fund's securities. The effect of such "mirror" voting will be to neutralize the Fund's influence on corporate governance matters regarding the closed-end funds in which such Fund invests.

         The Fund will not invest directly in the securities of open-end investment companies. However, the Fund may retain the securities of a closed-end investment company that has converted to an open-end fund status subsequent to the Fund's investment in the securities of such closed-end fund. Generally, shares of an open-end investment company can be redeemed, at their net asset value, upon demand to the issuer. However, pursuant to applicable provisions of the Act, the Fund may not redeem more than 1% of the outstanding redeemable securities of an open-end investment company during any period of 30 days or less. Consequently, if the Fund should own more than 1% of the outstanding redeemable securities of an open-end investment company after such fund's conversion from closed-end fund status, the amount in excess of 1% may be treated as an investment in illiquid securities. Because the Fund may not hold at any time more than 10% of the value of its net assets in illiquid securities (e.g. securities that are not readily marketable within seven days), the Fund may seek to divest itself, prior to any such conversion, of securities in excess of 1% of the outstanding redeemable securities of a converting fund. The Fund may, however, retain such securities and any amount in excess of 1% of the open-end fund and thereby subject to the limits on redemption would be treated as an investment in illiquid securities subject to the aggregate limit of 10% of the Fund's total assets.

         The Fund may invest in the securities of closed-end funds which (i) concentrate their portfolios in issuers in specific industries or in specific geographic areas and (ii) are non-diversified for purposes of the Act. However, because the Fund does not intend to concentrate their investments in any single industry and because the closed-end funds in which the Fund invests generally satisfy the diversification requirements applicable to a regulated investment company under the Internal Revenue Code, the Funds do not believe that their investments in closed-end funds which concentrate in specific industries or geographic areas or which are non-diversified for purposes of the Act will represent special risks to the shareholders of the Fund. The Fund will treat its entire investment in the securities of a closed-end fund that concentrates in a specific industry as an investment in securities of an issuer in such industry.

         Some of the closed-end funds in which the Fund invests may incur more risks than others. For example, some of these closed-end funds may have policies that permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 100% of their assets in corporate bonds which are not considered investment grade bonds by Standard & Poor's Corporation or Moody's Investor Services, Inc., or which are unrated; invest some portion of their net assets in illiquid securities; invest some portion of their net assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts upon to some designated percentage of their assets for investment purposes; write

(sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in one industry; enter into future contracts; and write (sell) or purchase options on futures contracts.

         Like the Fund, closed-end funds frequently pay an advisory fee for the management of their portfolios, as well as other expenses. Therefore, investment by the Fund in such funds often results in a "duplication" of advisory fees and other expenses, thereby increasing the overall charge to the net asset value of the Fund's shares.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by collateral (cash or government securities) equal to no less than the market value, determined daily, of the securities loaned. As an operating policy which may be changed without shareholders vote, the Adviser will limit such lending to not more than one-third of the value of the Fund's total assets. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in money market instruments. Where voting or consent right with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned.

         As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Also, any securities purchased with cash collateral are subject to market fluctuations while the loan is outstanding.

         REPURCHASE AGREEMENTS. The Fund will not invest more than 5% of its assets in repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

FUND POLICIES

         The Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Act, the "vote of a majority of the outstanding voting securities" of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

                  1. invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

                  2. acquire more than 10% of the outstanding voting securities of any one issuer;

                  3. invest more than 25% of the value of such Fund's total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

                  4. invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition;

                  5. invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 3% of the total outstanding voting stock of such closed-end company.

                  6. Invest more than 10% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

                  7. Invest more than 10% of the Fund's net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

                  8. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described above under the caption "Lending of Portfolio Securities."

                  9. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

                  10. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

                  11. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options.

                  12. Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

                  13. Invest for the purpose of exercising control or management of another issuer.

                  14. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

                  15. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

                  16. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

                  17. Issue senior securities as defined in the Act.

                  18. Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

DEFENSIVE INVESTMENTS

         When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments, such as money market mutual funds, commercial paper, certificates of deposit and bank or savings and loan association interest-bearing demand accounts. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

PORTFOLIO TURNOVER

         The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions and market prices may dictate and its investment policies may require. The portfolio turnover rates in 1999, 1998 and 1997 were 51%, 59% and 70%, respectively. A high rate of portfolio turnover in any year will increase custodial transaction charges paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.


                             MANAGEMENT OF THE FUND

         The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The day-to-day operations of the Fund are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Fund. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk. Each Trustee of the Fund is also a Trustee of Maxus Equity Fund, Maxus Laureate Fund and MaxFund Trust, three other open-end management investment companies.


                                            Position Held                  Principal Occupation(s)
NAME AND ADDRESS                            WITH THE FUND                    DURING PAST 5 YEARS
- ----------------                            -------------                  ---------------------
Richard A. Barone*                          Chairman,                  President of Maxus Securities
The Tower at Erieview, 36th Floor           Treasurer                  Corp (broker-dealer), Maxus
1301 East Ninth Street                      and Trustee                Asset Management Inc. (invest-
Cleveland, Ohio 44114                                                  ment adviser) and Resource Management
                                                                       Inc., dba Maxus Investment Group
                                                                       (financial services)

Raj Aggarwal PhD.                           Trustee                    Professor of Finance
John Carroll University                                                John Carroll University
20700 North Park Blvd.
University Heights, OH  44118


Denis J. Amato*                             Trustee                    Chief Investment Officer, Gelfand.
The Tower at Erieview, 36th Floor                                      Maxus Asset Management, Inc. (invest-
1301 East Ninth Street                                                 ment adviser) since 1997; previously,
Cleveland, Ohio 44114                                                  Managing Director, Gelfand Partners Asset
                                                                       Management (investment adviser)

Kent W. Clapp                               Trustee                    Chairman, Medical Mutual of Ohio
2060 East Ninth Street                                                 (health insurer)
Cleveland, Ohio  44114

Robert H. Fritz                             Trustee                    Retired
12613 West Lake Road
Vermillion, Ohio  44089

Steven M. Kasarnich                         Trustee                    President/Business Manager, Northeast
47 Alice Drive                                                         Ohio District Council of Carpenters;
Akron, Ohio  44319                                                     Executive Secretary-Treasurer, Ohio
                                                                       State Council of Carpenters

Burton D. Morgan                            Trustee                    Chairman, Morgan Bank (bank);
Park Place                                                             President, Basic Search, Inc.
10 West Streetsboro Road                                               (venture capital); Chairman,
Hudson, Ohio  44236                                                    Multi-Color Corporation (printing);
                                                                       Chairman, Morgan Funshares, Inc. (mutual
                                                                       fund)

Michael A. Rossi, C.P.A.                    Trustee                    Certified Public Accountant
6559 Wilson Mills Road
Highland Heights, Ohio  44143

Joseph H. Smith                             Trustee                    Chief Financial Officer, Diocese of
1404 East Ninth Street                                                 Cleveland
8th Floor
Cleveland, Ohio  44114

Robert J. Conrad                            Vice President             Vice President, Resource Management,
The Tower at Erieview, 36th Floor                                      Inc.; formerly Vice President, American
1301 East Ninth Street                                                 Income Plus
Cleveland, Ohio  44114

Robert W. Curtin                            Secretary                  Senior Vice President and Secretary,
The Tower at Erieview, 36th Floor                                      Maxus Securities Corp; formerly
1301 East Ninth Street                                                 Executive Vice President,
Cleveland, Ohio 44114                                                  Roulston & Company, Inc.


         No officer, director or employee of Maxus Asset Management Inc. ("MAM" or the "Investment Adviser") or of any parent or subsidiary receives any compensation from the Fund for serving as an officer or Trustee of the Fund. Each Trustee who is not an interested person in MAM will receive from the Fund the following fees for each Board or shareholders meeting attended: $100 per meeting if net assets of the Fund are under $10,000,000; $200 per meeting if net assets of the Fund are between $10,000,000 and $50,000,000; and $300 per meeting if net assets of the Fund are over $50,000,000. The estimated fees payable to the Trustees for the most recently completed fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:


                               COMPENSATION TABLE

                                                Aggregate Compensation           Total Compensation From All MAXUS
            Name of Trustee                          From the Fund                    Funds Payable to Trustees
            ---------------                          -------------                    -------------------------
Richard A. Barone                                         $0                                     $0
Denis J. Amato                                            $0                                     $0
Raj Aggarwal                                              $0                                     $0
Kent W. Clapp                                            $600                                  $2,500
Robert H. Fritz                                           $0                                     $0
Steven M. Kasarnich                                      $800                                  $3,300
Burton D. Morgan                                         $800                                  $3,400
Michael A. Rossi                                         $800                                  $3,300
Joseph H. Smith                                          $800                                  $3,300

                               OWNERSHIP OF SHARES

         As of March 31, 2000, the only persons known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund were Resource Management 401k Profit Sharing Plan, 1301 East Ninth Street, Cleveland, Ohio 44114, which owned 253,711 shares (6.77% of the outstanding shares) and Donaldson Lufkin Jenrette, P.O. Box 2052, Jersey City, New Jersey 07330, which owned 170,000 shares (5.65% of the outstanding shares) as of that date.

         As of March 31, 2000, all officers and Trustees as a group beneficially owned 123,572 shares, constituting 4.09% of the outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         MAM, the Fund's investment adviser, is a wholly-owned subsidiary of Resource Management Inc., d/b/a Maxus Investment Group, an Ohio corporation ("RMI") with interests primarily in the financial services industry. RMI also owns all of the shares of Maxus Securities Corp. ("MSC"), the NASD broker/dealer through which shares of each Fund are offered. Richard A. Barone is the president and a principal shareholder of RMI and, therefore, is deemed to be in control of MAM and MSC.

         As compensation for MAM's services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the first $150,000,000 of the Fund's daily net assets and 0.75% of average daily net assets in excess of $150,000,000. For 1999, 1998, and 1997, the Adviser received management fees from the Fund in the amounts of $333,569, $396,884, and $364,175, respectively.

         Subject to the supervision and direction of the Fund's Trustees, MAM, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund. MAM makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, MAM furnishes office facilities and clerical and administrative services, and pays the salaries of all officers and employees who are employed by both it and the Fund and, subject to the direction of the Fund's Board of Trustees, is responsible for the overall management of the business affairs of the Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

         Other expenses are borne by the Fund and include brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission (the "SEC") and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and Fund meetings, amortization of organizational expenses and costs incurred pursuant to the Fund's Distribution and Shareholder Servicing Plan described below.

DISTRIBUTION PLAN

         The Fund has a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays MSC 0.50% of average net assets of Investor Shares annually for the costs of activities intended to result in the sale of Investor Shares, regardless of the amount of expenses actually incurred by MSC. In 1999, $161,560 (0.50% of average net assets) was paid by the Fund to MSC pursuant to the Plan. Of such amount, $156,523 was used by MSC to compensate securities dealers and other persons and organizations for providing distribution assistance and shareholder services with respect to Investor Shares, and $5,037 was expended for advertising and marketing.

         The Fund does not participate in any joint distribution activities with respect to another series or investment company.

         The Trustees believe that the Plan has benefited and will continue to benefit the Fund and the holders of Investor Shares. Among these benefits are:
(1) reductions in the per share expenses of the Fund as a result of increased assets n the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Investment Adviser in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Fund's investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times.

OTHER SERVICE PROVIDERS

         The Fund has entered into an Administration Agreement with Mutual Shareholder Services ("MSS"), pursuant to which MSS has agreed to act as the Fund's Transfer, Redemption and Dividend Disbursing Agent. As such, MSS maintains the Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, the Fund pays MSS an annual fee, paid monthly, equal to $6.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state's securities laws, plus out-of-pocket expenses. In addition, the Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $17,400 for the first $25,000,000 in net assets, $8,500 for the next $25,000,000 in net assets and $4,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. For 1999, 1998 and 1997, the Fund paid MSS fees under the Administration Agreement and the Accounting Services Agreement in the amounts of $41,104, $40,603, and $41,545, respectively. MSS is a subsidiary of RMI, the parent company of the Investment Adviser.

         Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's custodian. As custodian, Star Bank maintains custody of the Fund's cash and portfolio securities.

         McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for the Fund. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of the Fund and examines its financial statements.


                              BROKERAGE ALLOCATION

         Decisions to buy and sell securities for the Fund are made by MAM subject to the overall supervision and review by the Fund's Trustees. Portfolio security transactions for the Fund are effected by or under the supervision of MAM.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

         In executing portfolio transactions and selecting brokers and dealers, it is the Fund's policy to seek the best overall terms available. The Investment Advisory and Administration Agreement between the Fund and MAM provides that, in assessing the best overall terms available for any transaction, MAM shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Administration Agreement authorizes MAM, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which MAM exercises investment discretion.

         The Fund's Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. MAM's fee under the Investment Advisory and Administration Agreement is not reduced by reason of MAM's receiving such brokerage and research services.

         Under the Act, with respect to transactions effected on a securities exchange, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker's commissions. A commission is deemed as not exceeding the usual and customary broker's commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commissions paid during the preceding quarter were in compliance with these procedures.

         The Fund's Board of Trustees has determined that any portfolio transaction for the Fund may be effected through MSC if, in MAM's judgment, the use of MSC is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, MSC charges the Fund a commission rate consistent with those charged by MSC to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees review a report comparing the commissions charged the Fund by MSC to industry norms for similar sized transactions both (i) with proprietary research or other valuable services being provided and (ii) without such services being provided. Based upon such review, the Board of Trustees determines on a quarterly basis whether the commissions charged by MSC meet the requirements of the Act. MSC will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted through brokers and dealers with principal market makers. The Fund will in no event effect principal transactions with MSC in over-the-counter securities in which MSC makes a market. MSC is a wholly owned subsidiary of RMI, a corporation controlled by Richard A. Barone, Chairman of the Fund. Richard A. Barone is, therefore, considered to control MSC.

         Even though investment decisions for the Fund are made independently from those of the other accounts managed by MAM, investments of the kind made by the Fund may also be made by those other accounts. When the Fund and one or more accounts managed by MAM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by MAM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

         During 1999, 1998, and 1997, the aggregate amount of brokerage commissions paid by the Fund were $138,625, $173,226, and $159,476, respectively, all of which was paid to MSC.


                       CAPITAL STOCK AND OTHER SECURITIES

         The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest in the Fund. Shares of the Fund or divided into two classes, Investor Shares and Institutional Shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees.

         Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by class on all matters except that (i) shares shall be voted by individual class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

         Whenever the approval of a majority of the outstanding shares of the Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a "majority" shall mean the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

         Although the Fund is not required to hold annual meetings of the shareholders, shareholders holding at least 10% of the Fund's outstanding shares have the right to call a meeting to elect or remove one or more of the Trustees of the Fund.

         Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

         The price paid for shares of a certain class of the Fund is the net asset value per share of such class next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of the Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect materially net asset value of its redeemable securities.

         For purposes of pricing sales and redemptions, net asset value per share of a class of the Fund is calculated by determining the value of the class's proportional interest in the assets of the Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class; and dividing such amount by the number of shares of such class outstanding.

         The assets of the Fund (other than cash and cash equivalents) consist of the underlying funds that are valued at their respective net asset values under the Act. An underlying fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities.


                              TAXATION OF THE FUND

         The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

         Income received by the Fund from a mutual fund in the Fund's portfolio (including dividends and distributions of short-term capital gains), as well as interest received on cash held in the Custodian's money market deposit account and net short-term capital gains received by the Fund on the sale of mutual fund shares, will be distributed by the Fund (net of expenses incurred by the Fund) and will be taxable to shareholders as ordinary income. Because the Fund is actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder, since the Fund must distribute its gain in accordance with the rules of the Code.

         Distributions of net capital gains received by the Fund from underlying mutual funds, as well as net long-term capital gains realized by the Fund from the purchase and sale of underlying mutual fund shares held by the Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than one year). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

         For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the mutual fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares held for six months or less will be treated as a long-term capital loss only to the extent of the gain distribution. The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

         The Fund may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains, it will be able to offset the gains to the extent of its loss carrying forwards in determining the amount of capital gains which must be distributed to its shareholders.


                                   DISTRIBUTOR

         Shares of the Fund are offered on a best-efforts basis by MSC, a registered NASD broker-dealer. MSC is a wholly-owned subsidiary of RMI, which is controlled by Richard A. Barone, Chairman of the Fund.

         Pursuant to the Distribution Agreement between the Fund and MSC, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of the Fund's shares, to accept such orders on behalf of the Fund as of the time of receipt of such orders and to transmit such orders to the Fund's transfer agent as promptly as practicable. MSC does not receive any commissions or other compensation for the sale of shares of the Fund. However, pursuant to the Plan, MSC receives an annual distribution fee of .50% of average net assets of Investor Shares. Certain employees of MSC may receive compensation under the Plan. See "Investment Advisory and Other Services - Distribution Plan."

         The Distribution Agreement provides that MSC shall arrange to sell the Fund's Shares as agent for the Fund and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. MSC is not obligated to sell any certain number of shares.

                                   PERFORMANCE

         From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in the Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results. The total returns for Investor Shares of the Fund for periods ended December 31, 1999 are set forth below.

                                MAXUS INCOME FUND

         AVERAGE ANNUAL TOTAL RETURNS              CUMULATIVE TOTAL RETURNS
         ----------------------------              ------------------------
     One Year   Three   Five      Life of      One    Three   Five      Life of
                Years   Years      Fund        Year   Years   Years      Fund
      -5.72%    2.96%   6.72%      7.01%      -5.72%  8.76%   38.28%    171.56%

         Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

         All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

         Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained from the Fund without charge.

                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
Maxus Income Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Income Fund, including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1999, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Income Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ McCurdy & Associates CPA's, Inc.
- ------------------------------------

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 20, 2000

                             SCHEDULE OF INVESTMENTS
                                MAXUS INCOME FUND
                                DECEMBER 31, 1999

- -------------------------------------------------------------------------------------------------------------------
SHARES/PRINCIPAL AMOUNT                                                        MARKET VALUE       % OF ASSETS
- -------------------------------------------------------------------------------------------------------------------
 CLOSED END BOND FUNDS
         39,000 1838 Bond Debenture                                                       631,312
        210,000 ACM Government Spectrum                                                 1,141,875
        200,000 Blackrock Income                                                        1,137,500
        100,000 Blackrock North American Government                                       912,500
         28,000 CIM High Yield                                                            145,250
         20,000 Cigna Investments Income Fund                                             283,750
        100,000 Debt Strategies                                                           606,250
        165,000 Debt Strategies II                                                      1,155,000
         47,100 Dresdner RCM Global Income                                                273,769
         68,200 Dreyfus Strategic Governments                                             532,812
         85,000 First Commonwealth                                                        780,937
         50,000 Fortis Securities                                                         343,750
         12,800 John Hancock Investment Trust                                             212,000
          5,000 John Hancock Patriot Global                                                47,812
         10,000 John Hancock Patriot Preferred                                             98,750
        100,000 Kemper Multi Market                                                       787,500
         273,500 MFS Government Markets                                                 1,555,531
         150,000 MFS Intermediate                                                         909,375
          44,600 Montgomery Str Income                                                    691,300
          50,000 Pacific American Income                                                  593,750
          65,000 Pioneer Interest                                                         666,250
         135,000 Strategic Global                                                       1,350,000
          50,000 Templeton Global Governments                                             287,500
         100,000 Templeton Global Income                                                  587,500
           8,900 Van Kampen Bond                                                          139,619
                                                                                         -------

                                                                                       15,871,592           59.76%
 CORPORATE BOND EQUIVALENTS
         10,000 American General 8.45% MIPs                                              226,250
         10,000 American Re 8.5% QUIPs                                                   240,000
         15,000 BF Goodrich 8.3% QUIPs                                                   327,188
         10,000 EIX Trust 7.875%                                                         215,625
         12,000 NWPS Capital Financing 8.125%                                            267,000
         23,500 Pacificorp 8.55% QUIDs                                                   543,438
          5,000 Royal Bank of Scotland 8.00% ADR                                         102,500
         10,000 Seagram 8% QUIDs                                                         213,750
         14,800 Southern Company 7.75% QUIPs                                             322,825
         30,000 Texaco Cap Adj Rate MIPs                                                 525,000
         10,000 Torchmark 9.18% MIPs                                                     241,250
         10,000 Travelers P&C Cap 8.08%                                                  226,250
                                                                                        -------

                                                                                        3,451,076           12.99%


 PREFERRED SHARES
          3,000 Associated Estates $2.44                                                  45,000
          6,000 Crown American  $5.50                                                    212,250
         10,000 Developers Diversified  $2.36                                            197,500
         15,000 Gabelli Global Multimedia $1.98                                          343,125
          5,000 New Plan Excel Realty $2.15                                               96,562
         15,000 Public Storage $2.22                                                     315,000
         55,000 Royce Value Trust $2.00                                                1,189,375
         30,000 Source Capital $2.40                                                     840,000
                                                                                        -------
                                                                                       3,238,812           12.19%
 CONVERTIBLE BONDS
        223,000 Inco 7.75%, 3-15-16                                                      191,780            0.72%

 CONVERTIBLE PREFERRED SHARES
         25,000 Camden Property $2.25                                                    560,938
         10,000 Chiquita Brands $2.88                                                    195,000
         50,000 Equity Residential $1.81                                                 987,500
         55,000 Glenborough Realty $1.94                                                 766,563
         24,200 Kimco $2.37                                                              515,763
         12,000 Simon Debartolo 6.50                                                     726,000
         17,000 USX $3.25                                                                726,750
                                                                                         -------

                                                                                       4,478,514           16.86%

 CASH
EQUIVALENTS
          2,282 Firstar Treasury Fund 4.51%                                                2,282            0.01%

                Total Investments (Cost - $31,024,902)                                27,234,056          102.53%

                Other Assets Less Liabilities                                           (670,796)          -2.53%

                Net Assets                                                            26,563,260          100.00%

                        STATEMENT OF ASSETS & LIABILITIES
                                MAXUS INCOME FUND
                                DECEMBER 31, 1999

ASSETS:
     Investment Securities at Market Value                                                      $ 27,234,056
      (Identified Cost - $31,024,902)
     Receivables:
       Receivable for investment securities sold                                                     304,910
       Dividends and interest receivable                                                             196,853
                                                                                                  ----------
TOTAL ASSETS                                                                                      27,735,819
                                                                                                  ----------

LIABILITIES:
     Payable to Custodian Bank                                                                       849,921
     Payable for investment securities purchased                                                     218,345
     Payable for shareholder redemptions                                                               4,363
     Accrued Expenses                                                                                 99,930
                                                                                                  ----------
TOTAL LIABILITIES                                                                                  1,172,559
                                                                                                  ----------
NET ASSETS                                                                                        26,563,260
                                                                                                  ==========

NET ASSETS CONSIST OF:
     Capital Paid In                                                                              31,489,191
     Accumulated Undistributed Realized Gain/(Loss) on Investments - Net                          (1,135,085)
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net                                           (3,790,846)
                                                                                                  ----------
NET ASSETS                                                                                        26,563,260
                                                                                                  ==========

Net Assets:
     Investors Shares                                                                             24,023,054
     Institutional Shares                                                                          2,540,206
                                                                                                  ----------
          Total                                                                                   26,563,260
                                                                                                  ==========

Shares of capital stock
     Investors Shares                                                                              2,604,985
     Institutional Shares                                                                            275,360
                                                                                                  ----------
          Total                                                                                    2,880,345
                                                                                                  ==========

Net asset value per share
     Investors Shares                                                                            $      9.22
                                                                                                  ----------
     Institutional Shares                                                                        $      9.23
                                                                                                  ----------

                             STATEMENT OF OPERATIONS
                                MAXUS INCOME FUND
                                DECEMBER 31, 1999

INVESTMENT INCOME:
Dividend income                                                                  $2,665,774
Interest income                                                                     590,369
                                                                                   --------
TOTAL INCOME                                                                      3,256,143
                                                                                  ---------
EXPENSES:
Investment advisory fees (Note 2)                                                  333,569
Distribution fees (Investor shares)                                                161,560
Distribution fees (Institutional shares)                                                 -
Transfer agent fees/Accounting and Pricing                                          41,104
Registration and filing fees                                                        18,266
Custodial fees                                                                      18,201
Audit                                                                               17,100
Legal                                                                               14,067
Printing                                                                            10,440
Trustee fees                                                                         3,800
Miscellaneous                                                                       18,876
                                                                                    ------
TOTAL EXPENSES
                                                                                   636,983

Net Investment Income (Loss)                                                     2,619,160

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized Gain (Loss) on Investments                                             (1,147,730)
Distribution of Realized Capital Gains from other Investment Companies              12,645
Unrealized Appreciation (Depreciation) on Investments                           (3,217,742)
                                                                                ----------
Net Realized and Unrealized Gain (Loss) on Investments                          (4,352,827)
                                                                                ----------

Net Increase (Decrease) in Net Assets from Operations                          ($1,733,667)
                                                                               ============

                       STATEMENT OF CHANGES IN NET ASSETS
                                MAXUS INCOME FUND
                                DECEMBER 31, 1999

                                                         01/01/99       01/01/98
                                                            TO             TO
                                                         12/31/99       12/31/98
                                                         --------       ---------
FROM OPERATIONS:
     Net Investment Income                            $  2,619,160   $  2,616,334
     Net Realized Gain (Loss) on Investments            (1,135,085)       705,637
     Net Unrealized Appreciation (Depreciation)         (3,217,742)    (1,963,997)
                                                        -----------    -----------
Increase (Decrease) in Net Assets from                  (1,733,667)     1,357,974
Operations                                              -----------    -----------


DISTRIBUTIONS TO INVESTOR SHAREHOLDERS:
     Net Investment Income                              (2,510,591)    (2,740,775)
     Net Realized Gain (Loss) from Security                       -    (1,162,678)
Transactions

DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
     Net Investment Income                                (123,034)       (11,770)

     Net Realized Gain (Loss) from Security                       -        (7,639)
Transactions                                            -----------    -----------
Change in net assets from distributions                 (2,633,625)    (3,922,862)
                                                        -----------    -----------

FROM CAPITAL SHARE INVESTOR TRANSACTIONS:
     Proceeds from sale of shares                        7,652,782     11,569,432
     Dividend reinvestment                               1,934,465      3,229,218
     Cost of shares redeemed                           (22,005,568)   (11,218,520)


FROM CAPITAL SHARE INSTITUTIONAL TRANSACTIONS:
     Proceeds from sale of shares                        3,354,889        431,200
     Dividend reinvestment                                  28,351          9,171
     Cost of shares redeemed                              (110,118)           -
                                                        -----------    -----------

Change in net assets from capital transactions          (9,145,199)     4,020,501
                                                        -----------    -----------
Change in net assets                                   (13,512,491)     1,455,613

NET ASSETS:
     Beginning of period                                40,075,751     38,620,138
                                                        -----------    -----------
     End of period (including accumulated             $ 26,563,260  $  40,075,751
       undistributed net                                ===========    ==========
     investment income/(loss) of $0 and ($133,597), respectively)

INVESTOR SHARE TRANSACTIONS:
     Issued                                                731,927      1,035,539
     Reinvested                                            183,369        294,969
     Redeemed                                           (2,048,841)    (1,005,874)
                                                       -----------    -----------
Net increase (decrease) in shares                       (1,133,545)       324,634
Shares outstanding beginning of period                   3,738,530      3,413,896
                                                        -----------    -----------
Shares outstanding end of period                         2,604,985      3,738,530
                                                        ===========    ===========

INSTITUTIONAL SHARE TRANSACTIONS:
     Issued                                                340,327         40,000
     Reinvested                                              5,033            118
     Redeemed                                             (110,118)           -
                                                        -----------    -----------
Net increase (decrease) in shares                          235,242         40,118
Shares outstanding beginning of period                      40,118            -
                                                        -----------    -----------
Shares outstanding end of period                           275,360         40,118
                                                        ===========    ===========

                              FINANCIAL HIGHLIGHTS
                                MAXUS INCOME FUND

INVESTOR SHARES                              01/01/99     01/01/98     01/01/97     01/01/96     01/01/95
                                                TO           TO           TO           TO           TO
                                             12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
                                             --------     --------     --------     --------     --------
Net Asset Value -
     Beginning of Period                         10.61         11.31       10.78        10.54         9.73
Net Investment Income                             0.86          0.72        0.67         0.70         0.72
Net Gains or Losses on Securities
     (realized and unrealized)                   (1.43)        (0.33)       0.53         0.24         0.81
                                                -------      -------      -------      -------      ------
Total from Investment Operations                 (0.57)         0.39        1.20         0.94         1.53
Distributions
     Net investment income                       (0.82)        (0.72)      (0.67)       (0.70)       (0.72)
     Capital gains                                0.00         (0.37)       0.00         0.00         0.00
     Return of capital                            0.00          0.00        0.00         0.00         0.00
                                                -------      -------      -------      -------      ------
          Total Distributions                    (0.82)        (1.09)      (0.67)       (0.70)       (0.72)
                                                -------      -------      -------      -------      ------
NET ASSET VALUE -
     END OF PERIOD                               $9.22       $ 10.61      $11.31       $10.78       $10.54
                                                =======      =======      =======      =======      ======

Total Return                                     (5.72%)        3.49%      11.47%        9.20%       16.15%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (thousands)         24,023        39,650      38,620       35,728       37,387
Ratio of expenses to average net assets           1.91%         1.87%       1.91%        1.92%        1.90%
Ratio of net income to average net assets         7.87%         6.52%       6.08%        6.50%        7.01%
Portfolio turnover rate                             51%           59%         70%          78%         121%


INSTITUTIONAL SHARES                         01/01/99     2/1/98**
                                                to          to
                                             12/31/99     12/31/98
                                             --------     --------
Net Asset Value -
     Beginning of Period                         10.62         11.31
Net Investment Income                             0.87          0.33
Net Gains or Losses on Securities
     (realized and unrealized)                   (1.43)        (0.50)
                                                 ------       -------
Total from Investment Operations                 (0.56)        (0.17)
Distributions
     Net investment income                       (0.83)        (0.33)
     Capital gains                                0.00         (0.19)
     Return of capital                            0.00          0.00
                                                 ------       -------
          Total Distributions                    (0.83)        (0.52)
                                                 ------       -------
NET ASSET VALUE -
     END OF PERIOD                               $9.23        $10.62
                                                 ======       =======

Total Return                                     (5.61%)        3.54%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (thousands)          2,540           426
Ratio of expenses to average net assets           1.41%         1.37%*
Ratio of net income to average net assets         8.37%         7.02%*
Portfolio turnover rate                             51%           59%*

*annualized
**commencement of operations

                          NOTES TO FINANCIAL STATEMENTS
                                MAXUS INCOME FUND
                                DECEMBER 31, 1999


  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. The Fund has net loss carryforwards totaling $1,135,085 that expires in 2007.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER

     Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets.

  3.)RELATED PARTY TRANSACTIONS
     Resource Management, Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $333,569 in investment advisory fees during the fiscal year ending December 31, 1999. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund's shares. The Fund has entered into a distribution agreement pursuant to which the Fund pays Maxus Securitises a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was reimbursed $161,560 for distribution expenses. Resource Management, Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $41,104 for services rendered to the Fund for the fiscal year ending December 31, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $138,625 for the fiscal year ending December 31, 1999.

     At December 31, 1999, Maxus Securities Corp owned 100,000 shares in the
     Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At December 31, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $31,489,191.


     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

  5.)PURCHASES AND SALES OF SECURITIES
     During the fiscal year ending December 31, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $16,619,126 and $18,504,137 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $4,491,159 respectively.


  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.

     At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:



      APPRECIATION          (DEPRECIATION)      NET APPRECIATION (DEPRECIATION)
      ------------          --------------      -------------------------------
          29,848              (3,820,694)                  (3,790,846)